Filed under Rule 497(e) Registration No. 2-83631

VALIC COMPANY I

Small Cap Fund (the “Fund”)

Supplement dated January 27, 2017, to the

Prospectus dated October 1, 2016, as supplemented and amended to date

On January 23, 2017, the Board of Directors (the “Board”) of VALIC Company I (the “Company”), including a majority of those directors who are not interested persons of the Company, as defined in the Investment Company Act of 1940, as amended, approved: (i) a new Subadvisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (“JPMIM”) with respect to the Fund. JPMIM will replace Invesco Advisers, Inc. (“Invesco”) as a subadviser to a portion of the Fund. It is currently anticipated this change will become effective on or about March 7, 2017 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on February 28, 2017 will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

In the section entitled “Fund Summary: Small Cap Fund – Performance Information,” the second and third paragraphs are deleted in their entirety and replaced with the following:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. American Century Investment Management and Franklin Portfolio Associate served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway Capital Management, Inc. (“Bridgeway”) became a sub-adviser on October 1, 2006. Effective March 7, 2017, J.P. Morgan Investment Management Inc. (“JPMIM”), assumed management of a portion of the Fund. From March 10, 2008 to March 6, 2017, the portion of the Portfolio managed by JPMIM was managed by Invesco Advisers, Inc.

As of March 7, 2017, JPMIM, T. Rowe Price and Bridgeway managed approximately 60%, 30% and 10% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

The section entitled “Fund Summary: Small Cap Fund – Investment Adviser,” and the table captioned “Portfolio Managers,” are deleted in their entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by Bridgeway, JPMIM and T. Rowe Price.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Bridgeway
John N.R. Montgomery	2006	Chief Investment Officer, Portfolio Manager
Elena Khoziaeva, CFA	2006	Portfolio Manager
Michael Whipple, CFA	2006	Portfolio Manager
Christine L. Wang, CFA	2010	Portfolio Manager

JPMIM
Don San Jose	2017	Lead Portfolio Manager
Dan Percella	2017	Portfolio Manager

T. Rowe Price
Frank M. Alonso	2016	Portfolio Manager

In the section entitled “Management – Investment Sub-Advisers,” all references to Invesco as subadviser to the Fund are deleted in their entirety. In addition, in such section, Small Cap Fund is added as a fund subadvised by JPMIM and the following paragraph is added at the end of the subsection entitled “J.P. Morgan Investment Management Inc. (“JPMIM”)”:

The Small Cap Fund is managed by a team led by Don San Jose and Dan Percella. Mr. San Jose, Managing Director and CFA charterholder, is the portfolio manager of JPMIM’s Small Cap Active Core Strategy. A JPMIM employee since 2000, Mr. San Jose was an analyst in JPMIM Securities’

equity research department covering capital goods companies before joining the small cap group. Prior to joining JPMIM, Mr. San Jose was an equity research associate at ING Baring Furman Selz. Mr. San Jose holds a B.S. in finance from The Wharton School of the University of Pennsylvania and is a member of both the New York Society of Security Analysts and the CFA Institute. Mr. Percella, Executive Director and CFA charterholder, is a co-portfolio manager and an analyst on JPMIM’s Small Cap Active Core Team. A JPMIM employee since 2008, Mr. Percella was previously a member of Institutional Investor-ranked equity research teams covering the transportation sector at Bear Stearns, Bank of America and Citigroup. Mr. Percella holds a B.S. in economics from Georgetown University’s Walsh School of Foreign Service and is a member of both the New York Society of Security Analysts and the CFA Institute.

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e) Registration No. 2-83631

VALIC COMPANY I

Small Cap Fund (the “Fund”)

Supplement dated January 27 2017, to the

Statement of Additional Information (“SAI”) dated October 1, 2016, as supplemented and amended to date

It is currently anticipated these changes will become effective on or about March 7, 2017 (the “Effective Date”).

In the table on page 51 under the section entitled “Investment Sub-Advisers,” the reference to “Invesco” with respect to the Fund is deleted and replaced with “JPMIM.”

On page 53, under the section entitled “Investment Sub-Advisers,” the table with respect to the Fund is deleted and replaced with the following:

Small Cap Fund[12]	Bridgeway	209,881	244,640	250,499
	Invesco	1,019,354	1,177,693	1,247,542
	JPMIM	-	-	-
	T. Rowe Price	560,272	633,611	623,570

12 Effective March 7, 2017, JPMIM assumed sub-advisory duties of the Small Cap Fund replacing Invesco as Sub-adviser.

On page 60, under the section entitled “Portfolio Managers – Other Accounts,” Invesco’s portfolio manager information with respect to the Fund is deleted and replaced with the following:

Fund	Advisers/ Sub - adviser	Portfolio Manager	Other Accounts*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Small Cap Fund	JPMIM	Don San Jose	2	6,215	3(2)	1,443 (1,072)	5	1,052
		Dan Percella	2	6,215	3(2)	1,442 (1,072)	5	1,052

*  Information is provided as of December 31, 2016.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.